     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 2005

                                                           REGISTRATION NO. 333-

================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        --------------------------------

                          FAR EAST ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

             NEVADA                                     88-0459590
(State or Other Jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or Organization)

400 N. SAM HOUSTON PARKWAY EAST, SUITE 205
               HOUSTON, TEXAS                                  77060
(Address of Principal Executive Offices)                     (Zip Code)

                       STOCK OPTIONS GRANTED PURSUANT TO
          STOCK OPTION AGREEMENTS WITH CERTAIN DIRECTORS AND EMPLOYEES
                            (Full Title of the Plan)

                 MICHAEL R. MCELWRATH, CHIEF EXECUTIVE OFFICER
                          FAR EAST ENERGY CORPORATION
                   400 N. SAM HOUSTON PARKWAY EAST, SUITE 205
                              HOUSTON, TEXAS 77060
                                 (832) 598-0470
           (Name, address and telephone number of agent for service)

                                with a copy to:

                                 W. CREWS LOTT
                              BAKER & MCKENZIE LLP
                          2001 ROSS AVENUE, SUITE 2300
                              DALLAS, TEXAS 75201
                                 (214) 978-3000

                        --------------------------------

                        CALCULATION OF REGISTRATION FEE

          TITLE OF EACH CLASS OF                         PROPOSED MAXIMUM     PROPOSED MAXIMUM     AMOUNT OF
             SECURITIES TO BE             AMOUNT TO BE  OFFERING PRICE PER   AGGREGATE OFFERING  REGISTRATION
              REGISTERED (1)               REGISTERED        SHARE (2)            PRICE (2)           FEE
----------------------------------------  ------------  ------------------   ------------------  ------------
Common Stock, par value $0.001 per share     2,340,000         $ 0.65            $ 1,521,000     $     179.02
Common Stock, par value $0.001 per share     3,640,000         $ 2.00            $ 7,280,000     $     856.86
                                             ---------         ------            -----------     ------------
TOTAL                                        5,980,000             --            $ 8,801,000     $   1,035.88
                                             =========         ======            ===========     ============

(1) Shares of common stock of Far East Energy Corporation (the "Company"), $0.001 par value per share (the "Common Stock"), being registered hereby relate to certain stock option agreements between the Company and certain directors and employees at the date of grant. Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered such additional shares of Common Stock as may become issuable pursuant to the anti-dilution provisions of those agreements.

(2) The registration fee is calculated pursuant to Rule 457(h) promulgated under the Securities Act on the basis of the exercise prices of the options granted by the Company.

================================================================================

                                EXPLANATORY NOTE

      This Registration Statement on Form S-8 covers the offer by the Company of Common Stock issuable upon exercise of: (a) stock options granted to Michael R. McElwrath on January 29, 2002 and on October 13, 2003 pursuant to Amended and Restated Nonqualified Stock Option Agreements, and on December 23, 2004 pursuant to a Nonqualified Stock Option Agreement, (b) stock options granted to Bruce N. Huff on May 1, 2004 pursuant to an Amended and Restated Nonqualified Stock Option Agreement and on December 23, 2004 pursuant to a Nonqualified Stock Option Agreement, (c) stock options granted to Thomas Williams on February 24, 2004 pursuant to a Stock Option Agreement, (d) stock options granted on May 18, 2004 pursuant to a Stock Option Agreement with each of Thomas Cavanagh and Donald Juckett, (e) stock options granted to John C. Mihm on May 24, 2004 pursuant to a Stock Option Agreement, (f) stock options granted to Randall D. Keys on June 18, 2004 pursuant to a Stock Option Agreement, (g) stock options granted to Nancy Williams on September 17, 2004 pursuant to a Stock Option Agreement and on December 23, 2004 pursuant to a Nonqualified Stock Option Agreement, (h) stock options granted to Garry Ward on February 1, 2004 pursuant to a Stock Option Agreement and on December 23, 2004 pursuant to a Nonqualified Stock Option Agreement, (i) stock options granted to Tun Aye Sai on January 29, 2002 pursuant to a Stock Option Agreement and on December 23, 2004 pursuant to a Nonqualified Stock Option Agreement, and (j) stock options granted to Zhendong 'Alex' Yang on December 1, 2003 pursuant to a Stock Option Agreement. The stock options evidenced by these agreements were granted to directors and employees of the Company at the time of grant.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

      The documents listed in (a) through (d) below that we have filed with the Securities and Exchange Commission (the "SEC") are hereby incorporated by reference into this Registration Statement. All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment to the Registration Statement which indicates that all shares of Common Stock offered hereunder have been sold or which deregisters all shares then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.

      (a) The Company's Annual Report on Form 10-K for the year ended December 31, 2004;

      (b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005;

      (c) The Company's current Reports on Form 8-K dated January 4, 2005, January 6, 2005, January 19, 2005, January 21, 2005, February 7, 2005, March 17, 2005, April 15, 2005, June 2, 2005 and June 28,
            2005; and

      (d) The description of the Company's Common Stock as contained in the Company's Registration Statement on Form 10-SB12G/A, filed with the SEC on May 16, 2001, pursuant to Section 12 of the Exchange Act, including all amendments and reports filed for the purpose of updating such descriptions.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        None.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      Article XI of our Articles of Incorporation limits the liability of our directors and officers. It provides that a director or officer of the company will not be personally liable to the company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (a) for any breach of the director's or officer's duty of loyalty to the company or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (c) for any transaction from which the director or officer derived any improper personal benefit. It also provides that any repeal or modification of the foregoing provision will be prospective only, and will not adversely affect any limitation on the personal liability of a director or officer existing at the time of such repeal or modification.

      Nevada Revised Statutes Section 78.138 currently provides that a director or officer will not be individually liable unless it is proven that (a) the director's or officer's acts or failure to act constituted a breach of his or her fiduciary duties as a director or officer and (b) such breach involved intentional misconduct, fraud or a knowing violation of the law. To the extent that Article XI of our Articles of Incorporation would be deemed to be inconsistent with Section 78.138, the provisions of such statute should control.

      Additionally, Nevada Revised Statutes Sections 78.7502 and 78.751 permits us to indemnify our directors and officers as follows:

      1. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he (a) is not liable pursuant to
      Section 78.138 of the Nevada Revised Statutes or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Section 78.138 or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

      2. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he (a) is not liable pursuant to
      78.138 of the Nevada Revised Statutes or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines, upon application, that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

      3. To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 1 and 2 above, or in defense of any claim, issue or matter herein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

      4. Any discretionary indemnification under subsections 1 and 2 above, unless ordered by a court or advanced pursuant to subsection 5 below, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

            (a)   By the stockholders;

            (b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

            (c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

            (d) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

      5. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

      6. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada Revised Statutes Section 78.7502 and
      Section 78.751:

            (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to subsection 1 or 2 above or for the advancement of expenses made pursuant to subsection 5 above, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action; and

            (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Our Amended and Restated Bylaws provide for mandatory indemnification of directors and officers generally consistent with the foregoing provisions of the Nevada Revised Statutes. In addition, we have entered into agreements with our chief executive officer and chief financial officer, which provide for indemnification to the fullest extent allowed by applicable law. We may purchase and maintain insurance on behalf of our directors, officers, employees and agents for any liability asserted against such persons and liability or expenses incurred by such persons in their capacity as a director, officer, employee or agent, or arising out of status as such, whether or not the company has the authority to indemnify such persons against such liability and expenses.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

      None.

ITEM 8. EXHIBITS.

EXHIBIT NO     DESCRIPTION
----------     -----------------------------------------------------------------
4.1            Articles of Incorporation of the Company, as amended (filed as
               Exhibit 3.1 to the Company's Annual Report on Form 10-K for the
               year ended December 31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.2 Amended and Restated Bylaws of the Company (filed as Exhibit 3.1 to the Company's Current Report on Form 8-K filed on March 17,
               2005, and incorporated herein by reference).

4.3            Specimen stock certificate (filed as Exhibit 4.5 to the Company's
               Annual Report on Form 10-K for the year ended December 31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.4            Amended and Restated Nonqualified Stock Option Agreement, dated
               December 23, 2004, by and between the Company and Michael R.
               McElwrath (filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed on December 28, 2004, and incorporated herein by reference).

4.5            Amended and Restated Nonqualified Stock Option Agreement, dated
               December 23, 2004, by and between the Company and Michael R.
               McElwrath (filed as Exhibit 10.4 to the Company's Current Report on Form 8-K filed on December 28, 2004, and incorporated herein by reference).

4.6            Amended and Restated Nonqualified Stock Option Agreement, dated
               December 23, 2004, by and between the Company and Bruce N. Huff
               (filed as Exhibit 10.5 to the Company's Current Report on Form
               8-K filed on December 28, 2004, and incorporated herein by reference).

4.7 Nonqualified Stock Option Agreement, dated December 23, 2004, by and between the Company and Michael R. McElwrath (filed as Exhibit 10.6 to the Company's Current Report on Form 8-K filed on
               December 28, 2004, and incorporated herein by reference).

4.8 Nonqualified Stock Option Agreement, dated December 23, 2004, by and between the Company and Bruce N. Huff (filed as Exhibit 10.7 to the Company's Current Report on Form 8-K filed on December 28,
               2004, and incorporated herein by reference).

4.9 Nonqualified Stock Option Agreement, dated December 23, 2004, by and between the Company and Tun Aye Sai (filed as Exhibit 10.8 to the Company's Current Report on Form 8-K filed on December 28,
               2004, and incorporated herein by reference).

4.10 Nonqualified Stock Option Agreement, dated December 23, 2004, by and between the Company and Garry Ward (filed as Exhibit 10.9 to the Company's Current Report on Form 8-K filed on December 28,
               2004, and incorporated herein by reference).

4.11           Stock Option Agreement, dated May 18, 2004, by and between the
               Company and Thomas Cavanagh (filed as Exhibit 10.12 to the
               Company's Annual Report on Form 10-K for the year ended December
               31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.12           Stock Option Agreement, dated May 18, 2004, by and between the
               Company and Donald Juckett (filed as Exhibit 10.13 to the
               Company's Annual Report on Form 10-K for the year ended December
               31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.13           Stock Option Agreement, dated June 18, 2004, by and between the
               Company and Randall D. Keys (filed as Exhibit 10.14 to the
               Company's Annual Report on Form 10-K for the year ended December
               31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

EXHIBIT NO     DESCRIPTION
----------     -----------------------------------------------------------------
4.14           Stock Option Agreement, dated May 24, 2004, by and between the
               Company and John C. Mihm (filed as Exhibit 10.15 to the Company's
               Annual Report on Form 10-K for the year ended December 31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.15 Stock Option Agreement, dated February 24, 2004, by and between the Company and Thomas Williams (filed as Exhibit 10.16 to the
               Company's Annual Report on Form 10-K for the year ended December
               31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.16 Stock Option Agreement, dated February 1, 2004, by and between the Company and Garry Ward (filed as Exhibit 10.17 to the
               Company's Annual Report on Form 10-K for the year ended December
               31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.17 Stock Option Agreement, dated January 29, 2002, by and between the Company and Tun Aye Sai (filed as Exhibit 10.18 to the
               Company's Annual Report on Form 10-K for the year ended December
               31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.18 Stock Option Agreement, dated December 1, 2003, by and between the Company and Zhendong 'Alex' Yang (filed as Exhibit 10.19 to the Company's Annual Report on Form 10-K for the year ended
               December 31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.19* Stock Option Agreement, dated September 17, 2004, by and between the Company and Nancy I. Williams.

4.20* Nonqualified Stock Option Agreement, dated December 23, 2004, by and between the Company and Nancy Williams.

5.1*           Opinion of Kummer Kaempfer Bonner & Renshaw.

23.1*          Consent of Payne, Falkner, Smith & Jones, P.C.

23.2* Consent of Kummer Kaempfer Bonner & Renshaw (incorporated by reference to Exhibit 5.1 to this Registration Statement).

24.1* Power of Attorney (included in the signature page to this Registration Statement)

-----------
*   Filed herewith.

ITEM 9. UNDERTAKINGS.

(a)   The undersigned Registrant hereby undertakes:

      (1) To file, during any period in which any offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any other material change to such information in the registration statement;

                  provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

            (2) That for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 27th day of July, 2005.

                                                FAR EAST ENERGY CORPORATION

                                                By: /s/ Michael R. McElwrath
                                                    ----------------------------
                                                    Michael R. McElwrath
                                                    Chief Executive Officer

                                POWER OF ATTORNEY

We, the undersigned officers and directors of Far East Energy Corporation hereby severally and individually constitute and appoint Michael R. McElwrath and Bruce
N. Huff, and each of them, the true and lawful attorneys and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this Registration Statement on Form S-8, and all instruments necessary or advisable in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents and each of them to any and all such amendments and other instruments.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         SIGNATURE                                TITLE                             DATE
--------------------------    -----------------------------------------------   -------------
/s/ Michael R. McElwrath      Chief Executive Officer, President and Director   July 27, 2005
--------------------------    (Principal Executive Officer)
Michael R. McElwrath

/s/ Bruce N. Huff             Chief Financial Officer                           July 27, 2005
--------------------------    (Principal Financial and Accounting Officer)
Bruce N. Huff

/s/ John C. Mihm              Chairman of the Board                             July 27, 2005
--------------------------
John C. Mihm

/s/ Thomas E. Williams        Director                                          July 27, 2005
--------------------------
Thomas E. Williams

/s/ Donald A. Juckett         Director                                          July 27, 2005
--------------------------
Donald A. Juckett

/s/ Randall D. Keys           Director                                          July 27, 2005
--------------------------
Randall D. Keys

__________________________    Director
Tim Whyte

                                  EXHIBIT INDEX

EXHIBIT NO     DESCRIPTION
----------     -----------------------------------------------------------------
4.1            Articles of Incorporation of the Company, as amended (filed as
               Exhibit 3.1 to the Company's Annual Report on Form 10-K for the
               year ended December 31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.2 Amended and Restated Bylaws of the Company (filed as Exhibit 3.1 to the Company's Current Report on Form 8-K filed on March 17,
               2005, and incorporated herein by reference).

4.3            Specimen stock certificate (filed as Exhibit 4.5 to the Company's
               Annual Report on Form 10-K for the year ended December 31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.4            Amended and Restated Nonqualified Stock Option Agreement, dated
               December 23, 2004, by and between the Company and Michael R.
               McElwrath (filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed on December 28, 2004, and incorporated herein by reference).

4.5            Amended and Restated Nonqualified Stock Option Agreement, dated
               December 23, 2004, by and between the Company and Michael R.
               McElwrath (filed as Exhibit 10.4 to the Company's Current Report on Form 8-K filed on December 28, 2004, and incorporated herein by reference).

4.6            Amended and Restated Nonqualified Stock Option Agreement, dated
               December 23, 2004, by and between the Company and Bruce N. Huff
               (filed as Exhibit 10.5 to the Company's Current Report on Form
               8-K filed on December 28, 2004, and incorporated herein by reference).

4.7 Nonqualified Stock Option Agreement, dated December 23, 2004, by and between the Company and Michael R. McElwrath (filed as Exhibit 10.6 to the Company's Current Report on Form 8-K filed on
               December 28, 2004, and incorporated herein by reference).

4.8 Nonqualified Stock Option Agreement, dated December 23, 2004, by and between the Company and Bruce N. Huff (filed as Exhibit 10.7 to the Company's Current Report on Form 8-K filed on December 28,
               2004, and incorporated herein by reference).

4.9 Nonqualified Stock Option Agreement, dated December 23, 2004, by and between the Company and Tun Aye Sai (filed as Exhibit 10.8 to the Company's Current Report on Form 8-K filed on December 28,
               2004, and incorporated herein by reference).

4.10 Nonqualified Stock Option Agreement, dated December 23, 2004, by and between the Company and Garry Ward (filed as Exhibit 10.9 to the Company's Current Report on Form 8-K filed on December 28,
               2004, and incorporated herein by reference).

4.11           Stock Option Agreement, dated May 18, 2004, by and between the
               Company and Thomas Cavanagh (filed as Exhibit 10.12 to the
               Company's Annual Report on Form 10-K for the year ended December
               31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.12           Stock Option Agreement, dated May 18, 2004, by and between the
               Company and Donald Juckett (filed as Exhibit 10.13 to the
               Company's Annual Report on Form 10-K for the year ended December
               31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.13           Stock Option Agreement, dated June 18, 2004, by and between the
               Company and Randall D. Keys (filed as Exhibit 10.14 to the
               Company's Annual Report on Form 10-K for the year ended December
               31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

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EXHIBIT NO     DESCRIPTION
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
4.14           Stock Option Agreement, dated May 24, 2004, by and between the
               Company and John C. Mihm (filed as Exhibit 10.15 to the Company's
               Annual Report on Form 10-K for the year ended December 31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.15 Stock Option Agreement, dated February 24, 2004, by and between the Company and Thomas Williams (filed as Exhibit 10.16 to the
               Company's Annual Report on Form 10-K for the year ended December
               31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.16 Stock Option Agreement, dated February 1, 2004, by and between the Company and Garry Ward (filed as Exhibit 10.17 to the
               Company's Annual Report on Form 10-K for the year ended December
               31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.17 Stock Option Agreement, dated January 29, 2002, by and between the Company and Tun Aye Sai (filed as Exhibit 10.18 to the
               Company's Annual Report on Form 10-K for the year ended December
               31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.18 Stock Option Agreement, dated December 1, 2003, by and between the Company and Zhendong 'Alex' Yang (filed as Exhibit 10.19 to the Company's Annual Report on Form 10-K for the year ended
               December 31, 2004, which was filed on March 15, 2005, and incorporated herein by reference).

4.19* Stock Option Agreement, dated September 17, 2004, by and between the Company and Nancy I. Williams.

4.20* Nonqualified Stock Option Agreement, dated December 23, 2004, by and between the Company and Nancy Williams.

5.1*           Opinion of Kummer Kaempfer Bonner & Renshaw.

23.1*          Consent of Payne, Falkner, Smith & Jones, P.C.

23.2* Consent of Kummer Kaempfer Bonner & Renshaw (incorporated by reference to Exhibit 5.1 to this Registration Statement).

24.1* Power of Attorney (included in the signature page to this Registration Statement)

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*     Filed herewith.